SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934


                 Date of Report: September 24, 1996



                 United International Holdings, Inc.
         (Exact Name of Registrant as Specified in Charter)


           Delaware                 0-21974               84-1116217
        (State or other           (Commission            (IRS Employer
        jurisdiction of            File Number)         Identification #)
        incorporation)



       4643 South Ulster Street, Suite 1300, Denver, CO 80237
               (Address of Principal Executive Office)


                           (303) 770-4001
        (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

      In periodic reports filed with the Securities and Exchange Commission, press releases and other written and oral disseminations from time to time, United International Holdings, Inc. (the "Company") sometimes makes "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements include, among others, statements concerning the Company's outlook for the future and information about its future plans, such as plans with respect to acquisitions, dispositions and strategic alliances; the Company's expectations as to subscriber and revenue growth, rates of subscriber penetration, schedules of system acquisition and buildout and targeted goals for return on investment capital; the Company's plans and expectations as to funding of capital expenditures and operations; and other statements of expectations, beliefs, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Many of these risks and uncertainties have been discussed in the Company's prior filings with the Securities and Exchange Commission.

      The Company's strategy is (i) to continue the development of its existing multi-channel television operating systems and related operations, including increasing subscriber penetration in currently served areas as well as building out systems in certain currently unserved regions in the respective operating or franchise areas, and
(ii) to capitalize on the development and acquisition opportunities available to it from time to time. The most important factors that could prevent the Company from achieving these goals, and cause actual results to differ materially from those expressed in the forward-looking statements, include, but are not limited to, the following:

            Changes in television viewing preferences and habits by subscribers and potential subscribers as well as their acceptance of new technology and programming alternatives.

            As the Company operates in a capital-intensive industry, the inability to secure adequate capital to fund system growth and development.

            Risks inherent in investment and operations in foreign countries, including loss of revenue, property and equipment from expropriation, nationalization, other political risks and risks of increases in taxes and government fees.

            Risks inherent in construction, including delays and cost overruns.

            The inability to secure experienced local and expatriate employees to manage the Company's operations.

            Availability of programming for distribution through the Company's operating systems.

            Changes in government regulation.

      These and other risks and uncertainties affecting the Company are discussed in greater detail in other filings by the Company with the Securities and Exchange Commission, including the Company's registration statement on Form S-3 (File No. 333-00208) that became effective on February 27, 1996.

                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                           UNITED INTERNATIONAL HOLDINGS, INC.



DATE:  September 24, 1996  By:       /s/
                                     Valerie Cover
                                     Controller